EXHIBIT 4.1



 NUMBER                                                             SHARES
 **  **                                                             **   **
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                           LEE COUNTY BANCSHARES, INC.
                ORGANIZED UNDER THE LAWS OF THE STATE OF GEORGIA

                         TRANSFER OF THIS STOCK IS RESTRICTED IN ACCORDANCE WITH CONDITIONS PRINTED ON THE REVERSE OF THIS CERTIFICATE.

THIS  CERTIFIES  THAT
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is the owner of
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    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK ($1.00 PAR VALUE) OF

                          LEE COUNTY BANCSHARES, INC.

(hereinafter called the "Company"). The shares represented by this certificate are transferable on the books of the Company by said owner or by his or her duly authorized attorney, upon the surrender of this Certificate properly endorsed.

     IN WITNESS WHEREOF, the Company has caused this Certificate to be signed by its duly authorized officer and its corporate seal to be hereunto affixed.

Date:          ,  200 .
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Martin  D.  Williams,  Secretary                       Michael P. Guy, President


                                     [SEAL]


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For  value  received,                      hereby sell, assign and transfer unto
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PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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------------------------------------------------------------------------  shares of  the  stock  represented by the within Certificate, and do hereby irrevocably
constitute  and  appoint                           Attorney to transfer the said
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stock  on  the  books  of  the  within  named  Corporation  with  full  power of substitution  in  the  premises.


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(DATE)


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(SIGNATURE:  THE  SIGNATURE  ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.)


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